Exhibit 25.1


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE


             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ______


                           THE CHASE MANHATTAN BANK
             (Exact name of trustee as specified in its charter)


NEW YORK                                                        13-4994650
(State of incorporation                                   (I.R.S. employer
if not a national bank)                                identification No.)

270 PARK AVENUE                                                      10017
NEW YORK, NEW YORK                                              (Zip Code)
(Address of principal executive
offices)

                            William H. McDavid
                             General Counsel
                             270 Park Avenue
                         New York, New York 10017
                           Tel: (212) 270-2611
        (Name, address and telephone number of agent for service)


              NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1
           (Exact name of obligor as specified in its charter)
DELAWARE                                                       APPLIED FOR
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization                          identification No.)

C/O WILMINGTON TRUST COMPANY
RODNEY SQUARE NORTH
1100 NORTH MARKET STREET
WILMINGTON, DE                                                  19890-0001
(Address of principal executive                                 (Zip Code)
offices)

                      HOME EQUITY LOAN ASSET-BACKED BONDS
                      (Title of the indenture securities)
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                                   GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        1. Name and address of each examining or supervising authority to which it is subject. New York State Banking Department, State House, Albany, New York 12110. Board of Governors of the Federal Reserve System, Washington, D.C., 20551 Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, Federal Deposit Insurance Corporation, Washington, D.C., 20429.

        2. Whether it is authorized to exercise corporate trust powers.

        Yes.

Item 2. Affiliations with the Obligor.
        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16. List of Exhibits

            List below all exhibits filed as a part of this Statement of Eligibility.

        1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank ( National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

        4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        5. Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8. Not applicable.

        9. Not applicable.

                                  SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all the City of New York and State of New York, on the 26TH day of JANUARY 1999.

                                    THE CHASE MANHATTAN BANK

                                    BY  /S/ JENNIFER CUPO
                                        ----------------------------
                                           /S/ JENNIFER CUPO
                                          ASSISTANT VICE PRESIDENT